Commitments and Contingencies	12 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
19.	COMMITMENTS AND CONTINGENCIES

Contingent consideration in acquisition of 39Pu

In connection with acquisition of 39Pu (Note 6), a contingent cash consideration of $0.6 million and a share consideration of $1.2 million will be delivered to the three shareholders according to the earn-out payment based on the financial performance of 39Pu in its next fiscal years. Due to the effects of COVID-19, the financial performance of 39Pu is not expected to meet the earn-out payment conditions and the Company does not expect incurring the contingent considerations.